UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2006

TXP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27795	88-0443110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation.

As previously reported in our Current Report on Form 8-K filed with the SEC on August 2, 2006, TXP Corporation (the "Company") entered into an Agreement (the "Agreement") with an accredited investor (the "Investor") on July 28, 2006 pursuant to which the Company issued to the Investor five-year warrants to purchase an aggregate of 320,000 shares of common stock (the "Warrants") as consideration for the Investor agreeing to pledge an aggregate of $2,000,000 in free-trading shares of common stock of Adobe Systems Incorporated (NASDAQ:ADBE), Fossil Incorporated (NASDAQ:FOSL) or such other shares of free-trading common stock having a value of $2,000,000 in the aggregate beneficially owned by the Investor as may be agreed upon between the parties (the “Collateral”). The Collateral is to be pledged on behalf of the Company in favor of First Bank of Canyon Creek, or such other lending or financing institution as may be agreed upon between the parties (a “Lender”), as Collateral for a loan to be obtained Company from a Lender in an amount up to $2,000,000.

On August 9, 2006, the Company consummated a Loan Agreement dated as of August 3, 2006 with First Bank of Canyon Creek (“FBCC”) pursuant to which FBCC agreed to extend a line of credit to the Company in an aggregate amount of $1,000,000 (the “Loan”) to be used by the Company for working capital and general corporate purposes. The Loan pays interest at a rate of 8.25% per annum and all principal, and accrued and unpaid interest, and is due on August 3, 2008. The Company’s obligations under the Loan Agreement are secured by a pledge of an aggregate of $1,507,000 in free-trading shares of Fossil Incorporated by the Investor. In addition, the Company’s obligations under the Loan Agreement are further guaranteed personally and through the pledge of an aggregate of 4,520,000 shares of common stock beneficially owned by Michael Shores, the Company’s Chief Executive Officer.

On August 14, 2006, the Company issued a press release announcing the consummation of the Loan Agreement with First Bank of Canyon Creek, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Loan Agreement dated as of August 3, 2006 by and between TXP Corporation and First Bank of Canyon Creek.
99.1	Press Release of TXP Corporation dated as of August 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: August 15, 2006	By:	/s/ Michael Shores
Name: Michael Shores
Title: Chief Executive Officer